Exhibit 99.1

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

CERTIFICATES INFORMATION
	BALANCE	MARGIN
Investors	$850,000,000.00	0.25%
Transferor	$17,346,931.20	0.00%

OTHER INFORMATION

Original Pool Balance @ Cut-Off Date	$867,346,931.20
Servicing Fee	0.500%

Original Settlement Date	9/24/98
First Payment Date	10/20/98
Short Interest Period Days	26
Managed Amortization Period (Months)	60

Required Credit Enhancement Amount Percentage	1.25%
Required Credit Enhancement Amount	$10,625,000.00
Spread Account Maximum ( % of Invested Amount)	0.25%
Spread Account Maximum	2,125,000.00
Spread Account Floor ( % of Original Balance)	0.00%
Spread Account Step-Up 9+ Mths Delinquent Percentage	0.00%
Initial Insured Amount	$850,000,000.00

Fixed Allocation Percentage	98.00%
Investor Certificate Principal Balance (ICPB)	0.00%
Minimum Transferor Interest Percentage	5.00%
Credit Enhancement Fee	0.105%
Rapid Amortization Event Trigger (% of Original Pool Balance)	1.000%
Tail Adjustment	$0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 2
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

INPUT SECTION (PAGE 1 of 1)

MONTH:	73
DISTRIBUTION DATE:	10/20/04
DETERMINATION DATE:	10/15/04
30

MORTGAGE LOANS PAYMENT SUMMARY
COLLECTION PERIOD:

MTGE LOANS INTEREST RECEIVED	$639,827.65
MTGE LOANS PRINCIPAL RECEIVED	$4,926,158.30
MTGE LOANS NET LIQUIDATION PROCEEDS (ALLOC. TO INTEREST)	$41,284.73
MTGE LOANS NET LIQUIDATION PROCEEDS (NET OF FORECL. PROFIT & ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO INTEREST)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS SERVICER OPTIONAL ADVANCES (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS TRANSFER DEPOSIT AMOUNT (ALLOC. TO PRINCIPAL)	$0.00

MTGE LOANS DRAWS (ADDITIONAL BALANCES)	$2,763,974.28
MTGE LOANS LIQUIDATION LOSS AMOUNT	$99,656.37

MTGE LOANS TOTAL ENDING PRINCIPAL BALANCE	$147,838,062.82

AVERAGE MTGE LOANS RATE	5.2931%

DELINQUENCY & REO SUMMARY
DEL STAT 1 - NO. OF ACCTS	83
DEL STAT 1 - CURRENT BALANCE	$2,626,581.09
DEL STAT 2 - NO. OF ACCTS	31
DEL STAT 2 - CURRENT BALANCE	$918,993.11
DEL STAT 1+ - NO. OF ACCTS	176
DEL STAT 1+ - CURRENT BALANCE	$5,882,676.55
DEL STAT 3+ - NO. OF ACCTS	62
DEL STAT 3+ - CURRENT BALANCE	$2,337,102.35

REO - NO. OF ACCTS	0
REO - CURRENT BOOK BALANCE (UNPAID PRINC. BALANCE)	$0.00

LOAN MODIFICATION SUMMARY
é TOTAL CLTV OF OUTSTANDING POOL BALANCE FOR THIS COLLECTION PERIOD.	75.156%
CUT-OFF DATE WEIGHTED AVERAGE GROSS MARGIN (NOT AN INPUT FIELD)	1.380%
RECALCULATED WEIGHTED AVERAGE GROSS MARGIN	0.793%
MAXIMUM AMOUNT OF MARGIN MODIFICATIONS EXECUTED? (NOT AN INPUT FIELD)	YES

OTHER INFORMATION
LIBOR RATE FOR CURRENT INTEREST PERIOD	1.81125%
INTEREST DEPOSIT INTO SPREAD ACCOUNT (REINVESTMENT)	$0
é AMOUNT OWED TO CREDIT ENHANCER DUE TO PREPAYMENT SHORTFALL	$0
SURETY BOND IN FORCE ? (YES=1; NO=0)	1

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 3
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 1 of 5)

Distribution Date:	10/20/04

LIBOR Rate (Adjusted two business days prior to previous Distribution Date)	1.81125%
Average Mtge Loans Net Loan Rate (Effective Rate; Multiply by 360/365)	4.61560%
Maximum Rate	4.61560%
Investor Certificate Rate (LIBOR + 25 bps)	2.06125%
Investor Certificate Rate Capped at Maximum Rate? (Y=1; N=0)	0
Interest Period (Days)	30

Beginning Pool Balance	150,099,903.21
Beginning Investor Certificate Principal Balance	92,206,968.90
Beginning Transferor Principal Balance	53,883,475.38
Beginning Invested Amount	96,216,427.83
Investor Floating Allocation Percentage	64.1016%
Liquidation Loss Amount	99,656.37
Servicing Fee	62,541.63

Mtge Loans Interest (Net of Cut-Off Date Overdue Interest)	639,827.65
Mtge Loans Principal	4,926,158.30
Mtge Loans Net Liquidation Proceeds	41,284.73
Mtge Loans Insurance Proceeds	0.00
Mtge Loans Optional Servicer Advances	0.00
Mtge Loans Purchase Price	0.00
Mtge Loans Transfer Deposit Amount	0.00
Available Funds	5,607,270.68

Mtge Loans Interest	639,827.65
Mtge Loans Net Liquidations Proceeds (Alloc. to Int.)	41,284.73
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Optional Servicer Advances (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Interest Collections	681,112.38

Mtge Loans Principal	4,926,158.30
Mtge Loans Net Liquidation Proceeds (Alloc. to Princ. & Net of Forecl. Profits)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Mtge Loans Principal Collections	4,926,158.30

Interest Collections	681,112.38
Principal Collections	4,926,158.30

Investor & Transferor Interest & Principal Allocation
Investor Interest Collections	436,603.88
Investor Principal Collections	4,827,635.18
Transferor Interest Collections	244,508.50
Transferor Principal Collections	98,523.12
(Check)	0.00
Investor Loss Amount	63,881.32
Transferor Loss Amount	35,775.05

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 4
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 2 of 5)

Distribution Date:	10/20/04

Investor Interest Collections	436,603.88
less Investor Servicing Fee	40,090.18
less Unpaid Servicing Fee	0.00
less Investor Certificate Interest	158,384.68
less Unpaid Investor Certificate Interest Shortfall	0.00
less Credit Enhancement Premium	8,068.11
less Investor Loss Amount	63,881.32
less Unpaid Investor Loss Amount	0.00
less Unreimbursed Draw Amounts	0.00
Excess Interest	166,179.59
less Accelerated Principal Distribution Amount	12,228.79
less Deposit to (Release from) Spread Account	(12,228.79)
Remaining Excess Interest	166,179.59

Investor Distributions
Investor Certificate Interest	158,384.68
Managed Amortization Period? (Y=1, N=0)	0
Rapid Amortization Period? (Y=1, N=0)	1
Principal Collections less Additional Balances	2,162,184.02
Alternative Principal Payment	2,162,184.02
Maximum Principal Collections	4,827,635.18
Principal Distribution Amount	4,827,635.18
Investor Loss Amount Distributed to Investors	63,881.32
Excess Interest Paid as Principal	12,228.79

Transferor Distributions
Transferor Interest Collections (net of Transferor Servicing Fee)	222,057.05
Funds Released from Spread Account	0.00
Principal Distributions (including Transferor Principal Collections)	98,523.12

Excess Int. (Shortfall) a/ Interest	278,219.20
Excess Int. (Shortfall) a/ Premium b/ Losses	270,151.09
Excess Int. (Shortfall) a/ Losses	206,269.77
Required Amount	0.00
Required Amount Applied to Overcollateralization Amount	0.00
Draw on Policy	0.00

Investor Certificate Distribution Amount (Excluding Credit Enhancement Draw Amount)	5,062,129.97
Credit Enhancement Draw Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Guaranteed Amount	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 5
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 3 of 5)

Distribution Date:	10/20/04

Beginning Pool Balance	150,099,903.21
Interest Distribution	681,112.38
Principal Distribution	4,926,158.30
Additional Balances	2,763,974.28
Liquidation Loss Amount	99,656.37
Ending Pool Balance	147,838,062.82

Beginning Investor Certificate Principal Balance	92,206,968.90
Investor Certificate Interest	158,384.68
Unpaid Investor Certificate Interest Shortfall distributed	0.00
Investor Certificate Principal	4,903,745.29
Ending Investor Certificate Principal Balance	87,303,223.61
Pool Factor	0.1027097

Beginning Transferor Balance	53,883,475.38
Interest Distribution (including funds released from Spread Account)	244,508.50
Principal Distribution (including Unallocated Transferor Principal Collections)	98,523.12
Additional Balances	2,763,974.28
Losses allocated to Transferor	35,775.05
Ending Transferor Balance	56,513,151.49
Minimum Transferor Interest	7,391,903.14
Transferor Principal Collections Unallocated due to Minimum Transferor Interest (held in Coll. Acct.)	0.00
Total Unallocated Transferor Principal Collections held in Collection Account	0.00

Beginning Invested Amount	96,216,427.83
Principal Distribution Amount	4,827,635.18
Investor Loss Reduction Amount	63,881.32
Ending Invested Amount	91,324,911.33

Beginning Total OC Amount	4,009,458.93
Ending Total OC Amount	4,021,687.72
Ending Total OC Amount (% of Original Invested Amount)	0.47%

Spread Account Cap Amount	228,312.28
Beginning Spread Account Balance	240,541.07
Draw from Account to Pay Credit Enhancer	0.00
Deposit to (Release from)	(12,228.79)
Ending Spread Account Balance	228,312.28
Ending Spread Account Balance (% of Ending Invested Amount)	0.25%
Amount Released from Spread Account	0.00
Unreimbursed Draw on Surety Bond	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 6
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 4 of 5)

Distribution Date:	10/20/04

Beginning Insured Principal Amount	$92,206,968.90
Ending Insured Principal Amount	$87,303,223.61

Available Credit Enhancement	0.49%
Investor Distribution Amount	5,062,129.97
Transferor Distribution Amount (incl. Excess Cash Rel. From SA)	320,580.18

Investor Loss Amount Reimbursed from Excess Interest	63,881.32
Investor Loss Amount Reimbursed from Policy Draw	0.00
Investor Loss Amount Allocated to OC	0.00
Investor Loss Amount Unreimbursed	0.00
Unreimbursed Loss Amount Distributed	0.00

Cum. Accelerated Principal Distribution Amount	4,021,687.72
Cum. Principal Payments (Including ECPB & APDA)	762,696,776.39
Cum. Principal Payments (Excluding ECPB & APDA)	758,662,859.88
Cum. OC Amount	4,021,687.72
Cum. SA Deposits	228,312.28
Cum. Liquidation Losses	14,365,358.96
Cum. Investor Loss Reduction Amount	0.00
Cum. Purchase Price of Repurchased Loans (Alloc. to Principal)	0.00
Cum. Guaranteed Principal Distribution Amount	0.00
Cum. Credit Enhancement Draw Amount	0.00

Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.587%

Accrued but Unpaid a/ Distribution
Servicing Fee	0.00
Investor Certificate Interest	0.00
Credit Enhancement Premium	0.00
Unreimbursed Draw Amounts	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 7
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 5 of 5)

Distribution Date:	10/20/04

SOURCES OF FUNDS:
Mtge Loans Interest	639,827.65
Mtge Loans Net Liq. Proceeds (Alloc. to Int. & Incl. Rec. Charge-Offs)	41,284.73
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Principal	4,926,158.30
Mtge Loans Net Liq. Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Reinvestment Earnings	0.00
Draw on Policy	0.00
Total	5,607,270.68

USES OF FUNDS
Servicing Fee	62,541.63
Investor Interest Distribution	158,384.68
Accrued and Unpaid Investor Interest Distributed	0.00
Investor Principal Distribution	4,903,745.29
Transferor Distribution (not including Cash Released to Transferor)	320,580.18
Unallocated Transferor Principal Collections	0.00
Accrued and Unpaid Servicing Fee Distributed	0.00
Credit Enhancement Premium Distributed	8,068.11
Cash Deposited to (Released from) Spread Account	(12,228.79)
Cash Released to Transferor	166,179.59
Total	5,607,270.68

PERFORMANCE PARAMETERS
Aggregate Amount of Locked Balances	1,954,041.72
Aggregate Amount of Locked Balances - %	1.322%
Portfolio CLTV as of the End of the Collection Period	75.156%
Amount of Pool Balance Offered the “Skip-a-Pay Program”	0.00
Percentage of Pool Balance Offered the “Skip-a-Pay Program”	0.00%
Number of Accounts Accepting the “Skip-a-Pay Program”	0
Aggregate Principal Balance of Accounts Accepting the “Skip-a-Pay Program”	0.00

ERROR CHECK

Sources & Uses	OK
Pool Balance	OK
Transferor Balance	OK
Loss Allocation	OK
Overcollateralization	OK
Balance Reduction	OK

Distribution List:

Greg Kwasny, JP Morgan Trust Company, NA

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 8
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 1 of 3)

Distribution Date:	10/20/04

A. POOL INFORMATION

Aggregate Amount of Collections	5,607,270.68
Aggregate Amount of Interest Collections	681,112.38
Aggregate Amount of Principal Collections	4,926,158.30
Transfer Deposit Amount	0.00
Beginning Pool Balance	150,099,903.21
Ending Pool Balance	147,838,062.82
Additional Balances	2,763,974.28
Cum. Modifications to Credit Limits ($ of Initial Credit Limits)	$0.00
Cum. Modifications to Credit Limit (% of Initial Credit Limits)	0.00%
Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.587%
Servicing Fee	62,541.63
Unpaid Servicing Fee Received	0.00
Remaining Accrued and Unpaid Servicing Fee	0.00

B. INTEREST, PRINCIPAL & LOSS ALLOCATION

Investor Certificateholder Floating Allocation Percentage	64.10%
Investor Certificateholder Fixed Allocation Percentage	98.00%
Investor Interest Collections	436,603.88
Investor Principal Collections	4,827,635.18
Transferor Interest Collections	244,508.50
Transferor Principal Collections	98,523.12
Investor Loss Amount	63,881.32
Beginning Invested Amount	96,216,427.83
Ending Invested Amount	91,324,911.33

C. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	158,384.68
Investor Certificate Interest Shortfall b/ any Draw on Policy	0.00
Unpaid Investor Certificate Interest Shortfall Received	0.00
Unpaid Investor Certificate Interest Shortfall Remaining	0.00

Principal Distribution Amount	4,827,635.18
Managed Amortization Period? (Yes=1; No=0)	0
Rapid Amortization Period? (Yes=1; No=0)	1
Maximum Principal Collections Payment	4,827,635.18
Alternative Principal Payment	2,162,184.02
Principal Collections less Additional Balances	2,162,184.02
Investor Loss Amount Distributed to Investors	63,881.32
Accelerated Principal Distribution Amount	12,228.79

D. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Certificate Principal Balance	92,206,968.90
Ending Certificate Principal Balance	87,303,223.61
Pool Factor	0.1027097

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 9
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 2 of 3)

Distribution Date:	10/20/04

E. DISTRIBUTIONS TO TRANSFEROR

Interest Distribution	244,508.50
Principal Distribution	98,523.12
Amount Distributed to Transferor	0.00

F. TRANSFEROR BALANCE

Beginning Transferor Principal Balance	53,883,475.38
Ending Transferor Principal Balance	56,513,151.49
Minimum Transferor Balance	7,391,903.14

G. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	2.06125%
LIBOR Rate	1.81125%
Maximum Rate	4.61560%
Weighted Average Mortgage Net Loan Rate	4.61560%

H. CREDIT ENHANCEMENT

Credit Enhancement Fee	8,068.11
Guaranteed Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00

I. SPREAD ACCOUNT

Beginning Spread Account Balance	240,541.07
Ending Spread Account Balance	228,312.28
Amount to be distributed to (Released from) the Spread Account	(12,228.79)
Amount Released from Spread Account	0.00
Spread Account Maximum	228,312.28

J. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	83
Trust Balances	2,626,581.09
Delinquent 60-89 days
No. of Accounts	31
Trust Balances	918,993.11
Delinquent 90+ days
No. of Accounts	62
Trust Balances	2,337,102.35
Delinquent 9+ months
No. of Accounts	0
Trust Balances	0.00
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 10
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 3 of 3)

Distribution Date:	10/20/04

K. EVENT OF DEFAULT TRIGGERS	0

Failure by Seller to make payment within 5 Business Days of Required Date ?	0
Failure by Seller to perform any covenants described in the Agreement ?	0
Bankruptcy or Insolvency relating to Servicer ?	0

L. RAPID AMORTIZATION EVENT TRIGGERS	0

Failure by Seller to make payment within 3 Business Days of Required Date ?	0
Breach of Representation or Warranty by Seller or Depositor?	0
Bankruptcy or Insolvency relating to Transferor ?	0
Subject to Investment Company Act of 1940 Regulation ?	0
Any Event of Default ?	0
Draws Under Policy are Greater than 1% of Initial Pool Principal Balance?	0

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 15th day of October 2004

Bank One, N.A. as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

        Distribution List:

MBIA

Greg Kwasny, JP Morgan Trust Company, NA

Moody’s Investors Service

Standard & Poor’s Corp.

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 11
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	10/20/04

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	0.186335
Investor Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

Managed Amortization Period ? (Yes=1; No=0)	0
Investors Certificate Principal Distributed	5.769112
Principal Distribution Amount	5.679571
Maximum Principal Payment	5.679571
Alternative Principal Payment	2.543746
Principal Collections less Additional Balances	2.543746
Investor Loss Amount Distributed to Investors	0.075154
Accelerated Principal Distribution Amount	0.014387
Credit Enhancement Draw Amount	0.00
Total Amount Distributed to Certificateholders (P & I)	5.955447

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance	92,206,968.90
Ending Investor Certificate Balance	87,303,223.61
Beginning Invested Amount	96,216,427.83
Ending Invested Amount	91,324,911.33
Investor Certificateholder Floating Allocation Percentage	64.1016%
Pool Factor	0.1027097
Liquidation Loss Amount for Liquidated Loans	99,656.37
Unreimbursed Liquidation Loss Amount	0.00

C. POOL INFORMATION

Beginning Pool Balance	150,099,903.21
Ending Pool Balance	147,838,062.82
Servicing Fee	62,541.63

D. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	2.061250%
LIBOR Rate	1.811250%
Maximum Rate	4.615599%

E. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	83
Trust Balances	2,626,581.09
Delinquent 60-89 days
No. of Accounts	31
Trust Balances	918,993.11
Delinquent 90+ days
No. of Accounts	62
Trust Balances	2,337,102.35
Delinquent 9+ Months
No. of Accounts	0
Trust Balances	0
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 12
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	10/20/04

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 15th day of October 2004

Bank One, N.A. as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

        Distribution List:

Greg Kwasny, JP Morgan Trust Company, NA